Exhibit 4.1

SHARES Tills certifies that “‘12345678901 * 5868444 .1 2345678901 ........... *** 12345678901 **”’ * “’”’”’”’”’ * 8901 FULLY PAID AND NON-ASSESSABLE ....12345678901 ‘’••••••• • S868444 • OOTOR0606007 • 1234 BAUSCH + L OMB CORPORATION • ~’ WITHOUT PAR VALUE BAUSCH + LOMB PAID AND NON-ASSESSABLE COMMON SHARES 44 • OOTOR0606007 ‘ 12345678901 FULLY CH + LOMB CORPORATI ON • PROOF • 58 VALUE BAUSCH + LOMB CORPORATION • NON-ASSESSABLE COMMON SHARES WITHOUT PAR Is the Registered Holder of • PROOF • 5868444 • OOTOR0606007 ‘ 12345678901 FULLY PAID AND NON-ASSESSABL E COMMON SHARES WITJiO~T ~~V”’-I.Ji ,,li\~~ftJ.il;lj. .,I;OR[‘J)R.f>TION • BAUSCH + LOMB CORPORATION • PROOf SSI~4J)~~~\Jl23?S~8901 FULLY PAID AND CUSIP: OOTOR0606007 NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH + LOMB. CORPORATION • BAUSCH + LOMB CORPORATION • PROOF • 5868444 • OOTOR0606007 • 12345678901 FU CUSIP: 071734107 FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH + LOMB CORPORATION in the Capital of the above named Company subject to the Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at · DATED: COUNTERSIGNED TSX TRUST COMP REGISTRAR AND SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO • •• w w Printed by DATA BUSINESS FORMS 5868444

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Print name(s) of person(s) to whom the securities are being transferred and the address for the register) shares (number of shares if blank, deemed to be all) of the Company represented by this certificate, and hereby irrevocably constitutes and appoints the attorney of the undersigned to transfer the said securities with full power of substitution in this matter: Dated Signature Guarantee(s) * Transferor(s) Signature(s) * (the transfer cannot be processed without acceptable guarantees of all signatures) * For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs -Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).